WARRANT AGREEMENT
THIS WARRANT AGREEMENT (“Agreement”) dated as of September 3, 2020 is between Unit Corporation, a Delaware corporation, (“Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Warrant Agent”).
WHEREAS, the Company filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) to pursue a Chapter 11 Plan (as amended, supplemented and modified from time to time, the “Plan”), which Plan was approved by the Bankruptcy Court on August 6, 2020 and provides, among other things, that the Company shall issue to certain holders of Unit Corporation Interests (each as defined in the Plan) (“Interest Holders”) Warrants (the “Warrants”), entitling Interest Holders to purchase shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”);
WHEREAS, the Company has engaged the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange and exercise of the Warrants; and
WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
1.Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Agreement.
2.Warrants.
2.1.Issuance of Warrant. On a date determined by the Company following the Effective Date (as defined in the Plan), the Warrants shall be issued by the Company in the amounts and to the recipients specified in the Plan. Each Warrant entitles the registered holder, upon proper exercise during the Exercise Period (as defined in Section 3.2) and payment of the Exercise Price (as defined in Section 3.1), to receive from the Company, subject to the adjustments provided in Section 4 hereof, one share of Common Stock at the Exercise Price.
2.2.Form of Warrant. The Warrants shall be issued in the form of (i) one or more global warrant certificates (the “Global Warrant Certificates”) substantially in the form of Exhibit A-1 and/or (ii) solely in the circumstances described in the second paragraph of Section 5.6 hereof, in the form of book-entry registration on the books and records of the Warrant Agent (“Direct Registration Warrants”) reflected on statements issued by the Warrant Agent from time to time to the holders thereof reflecting such book entry position (the “Warrant Statements”). At the time of initial issuance of the Warrants, the Company shall cause to be issued to The Depository Trust Company or its nominee or any successor thereof (the “Depository”) a Global

Warrant Certificate evidencing the Warrants. The Global Warrant Certificates and Warrant Statements may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules and regulations of the Depository in the case of the Global Warrant Certificates, with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may be determined, consistently herewith and reasonably acceptable to the Warrant Agent, by (i) in the case of Global Warrant Certificates, the Appropriate Officers, as defined below, executing such Global Warrant Certificates, as evidenced by their execution of the Global Warrant Certificates and (ii) in the case of Warrant Statements, any Appropriate Officer.
2.3.Execution of Warrants. Global Warrant Certificates shall be signed by, or bear the facsimile signature of, the Chairman of the Board of Directors, Chief Executive Officer, President, General Counsel, Corporate Secretary, Chief Financial Officer, any Senior Vice President or any Vice President (or higher or equivalent officer) (“Appropriate Officer”) of the Company. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.
2.4.Effect of Countersignature. Except with respect to Direct Registration Warrants, unless and until a Global Warrant Certificate is countersigned by the Warrant Agent pursuant to this Agreement, any Warrants represented thereby shall be invalid and of no effect and may not be exercised by the holder thereof.
2.5.Registration. The Warrant Agent shall maintain books (“Warrant Register”) in which it shall register any Global Warrant Certificates or Direct Registration Warrants and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 5 hereof. Prior to due presentment for registration of transfer or exchange of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is then registered in the Warrant Register (“registered holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on a Global Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
3.Terms and Exercise of Warrants.
3.1.Exercise Price. Promptly following the final resolution of all of the Disputed Unit Corp. GUC Claims and Disputed UPC GUC Claims (each as defined in the Plan, and collectively, the “Disputed Claims”) (such date, the “Claims Resolution Date”), the Company shall calculate the initial exercise price per share for the Warrants (the “Initial Exercise Price”) in accordance with the Plan using the following formula and taking into account any adjustments pursuant to Section 4 for events or transactions of the type described in Section 4 that occur between the Effective Date and the Claims Resolution Date :

P =	$714,593,750
N
Where:
P = Initial Exercise Price; and
N = the total number of shares of Common Stock issued under the Plan to holders (“Former Noteholders”) of the Company’s 6.625% senior subordinated notes due 2021 on account of their Subordinated Notes Claims (as defined in the Plan), including any shares issued as a result of the final resolution of the Disputed Claims.
The Initial Exercise Price shall be subject to adjustment pursuant to Section 4 from time to time following its determination (the Initial Exercise Price as so adjusted, if applicable, the “Exercise Price”). Promptly following its determination of the Initial Exercise Price, the Company will deliver written notice of its determination (the “Warrant Exercise Price Notice”) to the Warrant Agent, which determination shall be final and binding absent a manifest error.
3.2.Duration of Warrants. Subject to Section 4.4.2, a Warrant may be exercised only during the period (“Exercise Period”) commencing on the date the Warrant Agent receives the Warrant Exercise Price Notice from the Company (the “Exercise Commencement Date”) and ending on the earliest of: (i) 5:00 p.m., New York City time, on September 3, 2027, (ii) the consummation of a Cash Sale (as defined below), and (iii) the consummation of a liquidation, dissolution or winding up of the Company (the earliest of the events described in clauses (i) through (iii) being referred to as the “Expiration Date”). Each Warrant that is not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date.
3.3.Exercise of Warrants.
3.3.1.Manner of Exercise; Payment. All or any whole number of Warrants may be exercised during the Exercise Period by the registered holder thereof during normal business hours on any day except Saturday, Sunday or any day which is a federal legal holiday in the United States (“Business Day”), by delivering (A) written notice of such election (“Warrant Exercise Notice”) to exercise the Warrants to the Company and the Warrant Agent at the addresses set forth in Section 8 hereof prior to the Expiration Date, which Warrant Exercise Notice shall be (i) substantially in the form set forth in Exhibit A-2 in the case of Warrants represented by a Global Warrant Certificate and (ii) substantially in the form set forth in Exhibit A-3 in the case of Direct Registration Warrants; and (B) if such Warrants are represented by a Global Warrant Certificate, by no later than 5:00 p.m., New York City time, on the second Business Day after a Warrant Exercise Notice is delivered, such Warrants to the Warrant Agent (by book-entry transfer through the facilities of the Depository). The documents referred to in clauses (A) and (B) of the immediately preceding sentence shall be accompanied by payment in full of the Exercise Price together with any applicable taxes and governmental charges for each Warrant being exercised as follows:

(a)by bank wire transfer in immediately available funds to the order of the Warrant Agent; or
(b)on a cashless basis, by surrendering the Warrants to be exercised in exchange for a number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the excess of the Fair Market Value (as defined below) over the Exercise Price by (ii) the Fair Market Value (the “Cashless Exercise Ratio”); provided that if the foregoing calculation results in zero or a negative number, then no shares of Common Stock shall be issuable upon a cashless exercise.
“Fair Market Value” shall mean:
(i)if the Common Stock is traded on a securities exchange, the value shall be deemed to be an amount equal to the sum of 1/30th of the Volume Weighted Average Price (defined below) of the Common Stock for each of the thirty (30) consecutive trading days preceding the date on which the exercise form is submitted in connection with the exercise of the Warrant;
(ii)if the Common Stock is actively traded over-the-counter, the value shall be deemed to be the closing bid prior to the exercise form being submitted in connection with the exercise of the Warrant; or
(iii)if there is no active public market at the time the exercise form is submitted in connection with the exercise of the Warrant (as is reasonably determined in good faith by the Company’s Board of Directors (the “Board”)), the value shall be the fair market value thereof, as determined in good faith by the Board.
“Volume Weighted Average Price” per share of Common Stock on any trading day means the per share volume-weighted average price as displayed on Bloomberg page “VWAP” (or any successor or equivalent page thereto) in respect of the period from the scheduled open of trading until the scheduled close of trading on the primary trading session on such trading day and will be determined without regard to after-hours trading or any other trading outside of the regular trading session.
The company shall calculate and transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this Agreement to calculate, the Cashless Exercise Ratio. The number of shares of Common Stock to be issued pursuant to such exercise will be determined by the Company (with written notice thereof to the Warrant Agent) using the formula set forth in Section 3.3.1(b), the Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of shares of Common Stock to be issued on such exercise, pursuant to this Section 3.3.1, is accurate or correct.

All funds received by the Warrant Agent under this Agreement that are to be distributed or applied by the Warrant Agent in the performance of the services hereunder (the “Funds”) shall be held by the Warrant Agent for the benefit of the Company, as agent for the Company and deposited in one or more bank accounts to be maintained by the Warrant Agent for the benefit of the Company, in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, the Warrant Agent will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Warrant Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. The Warrant Agent may from time to time receive interest, dividends or other earnings in connection with such deposits. The Warrant Agent shall not be obligated to pay such interest, dividends or earnings to the Company.
The Warrant Agent shall forward funds received for warrant exercises as promptly as practicable after receipt thereof and in any event not later than the fifth business day of the following month by bank wire transfer to an account designated by the Company.
3.3.2.Warrant Exercise Notice; Irrevocability. Any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Warrant holder and the Company, enforceable in accordance with its terms. Notwithstanding the foregoing, if the exercise of a Warrant is to be made in connection with a Liquidity Event (as defined below), such exercise may, at the election of the Warrant holder, be conditioned upon consummation of such transaction or event in which case such exercise shall not be deemed effective until the consummation of such transaction or event. “Liquidity Event” shall mean the first to occur of any transaction or series of related transactions that results in (a) the sale or exchange of all or substantially all of the equity interests of the Company to one or more third parties (whether by merger, sale, recapitalization, consolidation, combination or otherwise) or (b) the sale, directly or indirectly, by the Company of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to one or more third parties (such third party(ies) in the case of either (a) or (b) being the “Acquiror”).
3.3.3.Cost Basis Information. In the event of a cash exercise, the Company hereby instructs the Warrant Agent to record the cost basis for newly issued shares as reasonably determined by the Company prior to processing. In the event of a cashless exercise, the Company shall provide the cost basis for shares issued pursuant to a cashless exercise at the time the Company provides the Cashless Exercise Ratio to the Warrant Agent pursuant to Section 3.3.1.
3.3.4.Issuance of Shares of Common Stock. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Exercise Price (if any), the Company shall issue or cause to be issued to the registered holder of such Warrant the number of shares of Common Stock to which such holder is entitled, registered in such name or names as may be directed by such holder (or, if such Common Stock is then issued in book-entry form only, registered on the books and records of the registrar and transfer agent therefor in such name or names as may be directed by such holder). Notwithstanding the foregoing, in no event will the Company be required to net cash settle the Warrant exercise. If fewer than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the Expiration Date, the Warrant Agent shall cause a notation to be made to the records maintained by the Depository.
3.3.5.Valid Issuance. All shares of Common Stock issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable.
3.Date of Issuance. Each person in whose name any shares of Common Stock are issued upon exercise of a Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which such Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of issuance of the shares of Common Stock in respect thereof, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books are open.
4.Adjustments.
4.1.Stock Dividends; Stock Split. If after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a stock split of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split up or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.
4.2.Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.
4.3.Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in Sections 4.1 and 4.2 above, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
4.4.Adjustments for Liquidity Events.
4.4.1.As a condition to the consummation of any Liquidity Event, proper provision shall be made so that, upon the basis and terms and in the manner provided in this Agreement,

the Warrant holders, upon the exercise of the Warrants any time after the consummation of such Liquidity Event (subject to the Expiration Date), shall be entitled to receive upon such exercise of a Warrant, in lieu of shares of Common Stock issuable upon such exercise immediately prior to such consummation, the type and amount of securities, cash or other property (the “Transaction Consideration”) to which such Warrant holder would have been entitled as a holder of Common Stock upon such consummation if such Warrant holder had exercised the rights represented by the Warrants held by such holder immediately prior to such consummation, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 4; provided, however, no Warrant holder shall be entitled to any payment pursuant to this Section 4.4.1 with respect to any portion of the Transaction Consideration that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of Common Stock. Notwithstanding the preceding provisions of this Section 4.4.1 or anything in this Agreement to the contrary, in the event of a Cash Sale, the Company shall pay (or cause to be paid) to the Warrant holders, with respect to each unexercised Warrant outstanding immediately prior to the consummation of such Cash Sale (the “Cash Closing”), cash in the amount equal to (x) the number of shares of Common Stock underlying such Warrant immediately prior to the Cash Closing multiplied by (y) the excess, if any, of the cash consideration being paid in respect of each share of Common Stock in such Cash Sale minus the Exercise Price (such product, the “Warrant Spread”); provided, however, no Warrant holder shall be entitled to any payment pursuant to this Section 4.4.1 with respect to any portion of the Transaction Consideration that is contingent, deferred or escrowed unless and until such amounts are actually paid to the holders of Common Stock. Upon the occurrence of a Cash Closing, all unexercised Warrants outstanding immediately prior to the Cash Sale shall automatically be terminated and cancelled and the Company shall thereupon cease to have any further obligations or liability with respect to the Warrants except as to the requirement to pay the Warrant Spread (subject to the limitations described in the prior sentence). For the avoidance of doubt, the Warrant holders shall not be entitled to any payment or consideration with respect to any Cash Sale in which the Exercise Price is greater than the consideration payable with respect to each share of Common Stock. For purposes hereof, “Cash Sale” means a Liquidity Event in which holders of Common Stock immediately prior to consummation of such transaction (other than with respect to treasury shares and any shares held by purchasing parties) are entitled to receive consideration in respect of such Common Stock in such transaction consisting solely of cash.
4.4.2.Notwithstanding Section 3.2 or anything in this Agreement to the contrary, in the case of a Liquidity Event for which the Liquidity Event Notification Date (as defined below) occurs before the Exercise Commencement Date, the Warrants shall become exercisable with respect to such Liquidity Event on such Liquidity Event Notification Date, and the Exercise Price applicable to the Warrants in connection with such Liquidity Event shall be determined pursuant to Section 3.1 based on the Disputed Claims that have been finally resolved as of such Liquidity Event Notification Date, after giving effect to the shares of Common Stock distributed or to be distributed to the Former Noteholders that had been resolved for the Disputed Claims. “Liquidity Event Notification Date” means the earlier to occur of (i) the first public announcement by the Company or any other person of a Liquidity Event or (ii) the Warrant Agent’s delivery of a Liquidity Event Notice (as defined below).
4.5.Notices of Changes in Warrant.

4.5.1.Upon every adjustment of the Exercise Price or the number of shares issuable upon exercise of a Warrant, (i) the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and (ii) the Warrant Agent shall give written notice thereof to each Warrant holder, at the last address set forth for such holder in the Warrant Register.
4.5.2.The Company shall give notice to the Warrant Agent of any Liquidity Event at least ten (10) days prior to the deadline for the Warrant Agent to provide notice of such Liquidity Event to the Warrant holders, which notice shall contain the information required to be set forth in a Liquidity Event Notice (as defined below), and the Warrant Agent shall provide written notice to each Warrant holder at least twenty-one (21) days prior to the effective date of such Liquidity Event (a “Liquidity Event Notice”). Any Liquidity Event Notice shall specify (y) the date or expected date on which such Liquidity Event is expected to become effective, and (z) summarize the material terms of such Liquidity Event, including, without limitation, conditions to which consummation of the Liquidity Event is subject and the consideration to be received by holders of the Company’s Common Stock. No Liquidity Event Notice shall, in any event, give rise to any obligation of the Company or any holders of Common Stock to consummate, or assist in the consummation of, such Liquidity Event. Any defect in a Liquidity Event Notice shall not affect the legality or validity of such event. The Warrant Agent shall have no obligation under any section of this Agreement to determine whether an adjustment event has occurred or to calculate any of the adjustments set forth herein. Any written notice required by this Section 4.5 may be made by electronic email.
4.6.No Fractional Warrants or Shares. No fractional Warrants will be issued hereunder. Additionally, notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up to the nearest whole number of shares of Common Stock to be issued to the Warrant holder.
4.7.No Change in Warrant Terms on Adjustment. Irrespective of any adjustments pursuant to this Section 4, Warrants theretofore or thereafter issued may continue to express the same prices and number of Common Stock issuable upon exercise as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and such number of Common Stock issuable upon exercise specified thereon shall be deemed to have been so adjusted.
4.8.Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 4 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants, and (ii) effectuate the intent and purpose of the Warrants as set forth in the Plan, then, in each such case, the Company shall engage a firm of independent public accountants, an investment banking firm or appraisal firm of recognized national standing, which shall give its good faith recommendation to the Board as to whether or not any adjustment to the rights represented by the Warrants is necessary, and the Board shall, based on such recommendation and such other information that the Board deems relevant, determine whether an adjustment is necessary and, if so, the terms of such adjustment; provided, however, that under no circumstances shall the Warrants be adjusted pursuant to this Section 4 as a result of any issuances of securities in connection with (i) a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, (ii) the issuance of any securities by the Company on or after the Effective Date (as defined in the Plan) pursuant to the Plan or upon the issuance of shares of Common Stock upon the exercise of such securities, (iii) the issuance of any shares of Common Stock pursuant to the exercise of the Warrants, (iv) the issuance of shares of Common Stock pursuant to any management stock option incentive or similar plan, (v) a dividend or distribution to holders of Common Stock of cash, property or securities (other than Common Stock) and/or (vi) any change in the par value of the Common Stock.
5.Transfer and Exchange of Warrants.
5.1.Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein. The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with the terms of this Agreement and the procedures of the Depository.
5.2.[RESERVED].
5.3.Transfer and Exchange of Direct Registration Warrants. The transfer and exchange of Direct Registration Warrants shall be effected in accordance with the terms of this Agreement and the procedures of the Warrant Agent, and the Warrant Agent shall register the transfer or make the exchange as requested if (i) its customary requirements for such transactions are met and (ii) such transfer or exchange otherwise is not prohibited by this Agreement; provided, however, that the Warrant Agent has received a written instruction of transfer or exchange, as applicable, including a completed form of assignment substantially in the form attached as Exhibit B hereto duly signed by the registered holder thereof or by the duly appointed legal representative thereof or by his attorney, duly authorized in writing, such signature to be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Warrant Agent. Upon any such registration of transfer, a new Warrant Statement shall be issued to the transferee.
5.4.Restrictions on Transfer and Exchange of Direct Registration Warrants for a Beneficial Interest in a Global Warrant Certificate. A Direct Registration Warrant may not be exchanged for a beneficial interest in a Global Warrant Certificate except upon satisfaction of the requirements set forth below, and provided that any such Warrants exchanged shall not be subject to any vesting requirements or transfer restrictions under applicable securities laws. Upon receipt by the Warrant Agent of appropriate instruments of transfer with respect to a Direct Registration Warrant, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Direct Registration Warrant, and all other necessary information, then the Warrant Agent shall cancel such Direct Registration Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be increased accordingly, and shall cause such Warrants to be credited to the account of the transferee at the Depository designated pursuant to the foregoing instructions. If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall either manually or by facsimile countersign a new Global Warrant Certificate representing the appropriate number of Warrants.
5.5.Restrictions on Transfer and Exchange of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provision set forth in Section 5.6), a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.
5.6.Cancellation of Global Warrant Certificates and Direct Registration Warrants. At such time as all beneficial interests in Global Warrant Certificates and Direct Registration Warrants have been exchanged for Common Stock in accordance herewith, redeemed, repurchased or cancelled, all Global Warrant Certificates shall be returned to, or cancelled and retained pursuant to applicable law by, the Company, upon written instructions from the Company reasonably satisfactory to the Warrant Agent.
The Global Warrant Certificates, and all beneficial interests therein, will be exchanged by the Company for Direct Registration Warrant if the Company delivers to the Warrant Agent notice from the Depository that it is unwilling or unable to continue to act as Depository or that it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, a successor Depository is not appointed by the Company within one hundred and twenty (120) days after the date of such notice from the Note Depository. Upon the occurrence of the event described in the preceding sentence, the Warrant Agent shall cancel the affected Global Warrant Certificates, and the Warrant Agent shall issue Direct Registration Warrants in such names as the Depository shall instruct the Warrant Agent and new Warrant Statements to any holder of beneficial interests in the Global Warrant Certificates so cancelled.
5.7.Obligations with Respect to Transfers and Exchanges of Warrants.
(a)To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 5, Global Warrant Certificates, as required pursuant to the provisions of this Section 5.
(b)All Global Warrant Certificates or Direct Registration Warrants issued upon any registration of transfer or exchange shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Global Warrant Certificates or Direct Registration Warrants surrendered upon such registration of transfer or exchange.

(c)So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, will be considered the sole owner or registered holder represented by such Global Warrant Certificate for all purposes under this Agreement, including, without limitation, for the purposes of (i) giving notices with respect to such Warrants and (ii) registering transfers with respect to such Warrants. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests. Notwithstanding the foregoing or anything else in this Agreement to the contrary, the Depository, as a registered holder of the Warrants represented by the Global Warrant Certificates, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a registered holder of Warrants is entitled to give or take under this Agreement.
(d)A party requesting transfer of Warrants must provide any evidence of authority that may be reasonably required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.
(e)The Warrant Agent shall not undertake the duties and obligations of a stock transfer agent under this Agreement, or otherwise, including, without limitation, the duty to receive, issue or transfer shares of the Common Stock.
5.8.Restrictions on Transfer.
(a)Each Warrant holder, by its acceptance of any Warrant under this Agreement, acknowledges and agrees that the Warrants were issued, and the shares of Common Stock issuable upon exercise thereof shall be issued, pursuant to the exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 1145 of the Bankruptcy Code, and to the extent that a Warrant holder (or a holder of shares of Common Stock issuable on exercise of a Warrant) is an “underwriter” as defined in Section 1145(b)(1) of the Bankruptcy Code, such Warrant holder may not sell or transfer any Warrants or shares of Common Stock issuable upon exercise thereof in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder and that there is no established market for Warrants or the shares of Common Stock issuable upon exercise thereof and there may not be any public market for such securities in the future.
(b)Each Warrant holder, by its acceptance of any Warrant under this Agreement, acknowledges and agrees that the Warrants represented by a Global Warrant Certificate shall bear a restrictive legend that reads substantially as follows:
TRANSFERS OF THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR AS OTHERWISE PERMITTED

IN SECTION 5.5 OF THE WARRANT AGREEMENT, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 5 OF THE WARRANT AGREEMENT.
THIS WARRANT HAS BEEN, AND THE COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “COMMON STOCK,” AND TOGETHER WITH THIS WARRANT, THE “SECURITIES”) WILL BE, ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”). THE SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE, THEN THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS WARRANT AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE COMMON STOCK REPRESENTED BY THIS WARRANT.
THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS ON EXERCISE, TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER SIMILAR TRANSFER AS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE COMPANY AND A WARRANT AGREEMENT AMONG THE COMPANY AND THE WARRANT AGENT, AS EACH MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.
(c)Each Warrant holder, by its acceptance of any Warrant under this Agreement, acknowledges and agrees that the Warrants represented by book-entry registration on the books and records of the Warrant Agent shall bear a restrictive legend that reads substantially as follows:

THIS WARRANT HAS BEEN, AND THE COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “COMMON STOCK,” AND TOGETHER WITH THIS WARRANT, THE “SECURITIES”) WILL BE, ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”). THE SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE, THEN THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS WARRANT AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE COMMON STOCK REPRESENTED BY THIS WARRANT.
THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS ON EXERCISE, TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER SIMILAR TRANSFER AS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE COMPANY AND A WARRANT AGREEMENT AMONG THE COMPANY AND THE WARRANT AGENT, AS EACH MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.
(d)Each Warrant holder and registered holder further acknowledges and agrees that the shares of Common Stock issuable upon exercise of the Warrant, whether certificated or issued on a Direct Registration Warrant, shall bear a legend substantially in the form of the second paragraph of the legend appearing above, and any other legends required by applicable federal and state securities laws, the certificate of incorporation of the Company or otherwise called for by this Agreement or any other agreement between the Company, on the one hand, and the Warrant holder and the registered holder, on the other hand.
5.9.Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

5.10.Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, any Global Warrant Certificates required to be issued hereunder, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Global Warrant Certificates duly executed on behalf of the Company for such purpose.
6.Other Provisions Relating to Rights of Holders of Warrants.
6.1.No Rights as Stockholder. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.
6.2.Lost, Stolen, Mutilated, or Destroyed Warrants. If a Global Warrant Certificate is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Global Warrant Certificate, include the surrender thereof), issue a new Global Warrant Certificate of like denomination, tenor, and date as the Global Warrant Certificate so lost, stolen, mutilated, or destroyed. Any such new Global Warrant Certificate shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.
6.3.Reservation of Shares of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.
7.Concerning the Warrant Agent and Other Matters.
7.1.Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock on the exercise of Warrants. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of a Global Warrant Certificate or the issuance of Common Stock in a name other than that of the holder of a Warrant. The Warrant Agent may refrain from registering any such transfer or delivery of a Global Warrant Certificate or the issuance or delivery of shares of Common Stock upon exercise of Warrants until any such tax or governmental charge shall have been paid (any such tax or governmental charge being payable by the holder of a Warrant at the time of surrender) or until it has been established to the Company’s and the Warrant Agent’s reasonable satisfaction that no such tax or governmental charge is due.
7.2.Resignation, Consolidation, or Merger of Warrant Agent.
7.2.1.Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the Borough of Manhattan, City and State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.
7.2.2.Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to (i) the predecessor Warrant Agent, (ii) the transfer agent for the shares of Common Stock and (iii) each registered holder of Warrants (by first class mail, postage prepaid) at such holder’s last address as shown on the register of the Warrant Agent, in each case, not later than the effective date of any such appointment.
7.2.3.Merger or Consolidation of Warrant Agent. Any corporation or other entity into which the Warrant Agent may be merged or with which it may be consolidated or any corporation or other entity resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.
7.3.Fees and Expenses of Warrant Agent.
7.3.1.Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder. This Section 7.3.1 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent.
7.3.2.Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

7.4.Liability of Warrant Agent.
7.4.1.Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer or Chairman of the Board of Directors of the Company and delivered to the Warrant Agent. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by Company for any action taken, suffered or omitted to be taken by Warrant Agent in reliance upon any Company instructions. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company. The last two sentences of this Section 7.4.1 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent.
7.4.2.Indemnity. The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for any action taken, suffered or omitted to be taken by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent’s gross negligence, willful misconduct, or bad faith (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys, agents or employees or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, willful misconduct or bad faith in the selection and continued employment thereof (each as determined by a final, non-appealable judgment of a court of competent jurisdiction). No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it. The Warrant Agent may at any time consult with legal counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability as to any action taken, suffered or omitted to be taken by it in accordance with such opinion or advice. This Section 7.4.2 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent.
7.4.3.Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will, when issued, be valid and fully paid and nonassessable. This Section 7.4.3 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent.
7.4.4.Consequential Damages. Neither party to this Agreement shall be liable to the other party for any consequential, indirect, special or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages. This Section 7.4.4 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent.
7.5.Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the express terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all monies received by the Warrant Agent for the purchase of shares of Common Stock through the exercise of Warrants.
7.6.Limitation of Liability. Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Warrant Agent as fees and charges, but not including reimbursable expenses. This Section 7.6 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent.
8.Miscellaneous Provisions.
8.1.Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.
8.2.Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:
c/o Unit Corporation
8200 South Unit Drive
Tulsa, Oklahoma 74132
Telephone: (918) 493-7700

Fax: (918) 493-7711
Attention: Mark E. Schell
Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: Corporate Actions
8.3.Applicable Law. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.
8.4.Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the registered holders of the Warrants.
8.5.Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times in the office of the Warrant Agent at the address set forth in Section 8.2, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.
8.6.Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
8.7.Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.
8.8.Amendments. This Agreement may be amended by the parties hereto without the consent of any registered holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders. All other modifications or amendments, including any amendment to increase the Exercise Price or shorten the Exercise Period, shall require the written consent or vote of the registered holders of a majority of the then outstanding Warrants. Notwithstanding the foregoing, the Company may not extend the duration of the Exercise Period pursuant to Section 3.2 or reduce the exercise price or make any amendment that is inconsistent with the Plan. In addition, as a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized officer of the Company that states that the proposed amendment is in compliance with the terms of this Section 8.8; provided, however, that the Warrant Agent may, but shall not be required to, execute any amendment that adversely affects the Warrant Agent’s own rights, duties or immunities hereunder.
8.9.Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
8.10.Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the attached schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).
8.11.Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

UNIT CORPORATION

By: /s/ Mark E. Schell
            Mark E. Schell
Executive Vice President, Corporate Secretary
and General Counsel

AMERICAN STOCK TRANSFER & TRUST
COMPANY, LLC
as Warrant Agent

By: /s/ Michael A. Nespoli
Name: Michael A. Nespoli
Title: Executive Director

[Signature Page to Warrant Agreement]

EXHIBIT A-1
FORM OF FACE OF GLOBAL WARRANT CERTIFICATE
This Global Warrant Certificate is deposited with or on behalf of The Depository Trust Company (the “Depository”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 5.6 of the Warrant Agreement and (ii) this Global Warrant Certificate may be transferred pursuant to Section 5.5 of the Warrant Agreement and as set forth below.
TRANSFERS OF THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE OR AS OTHERWISE PERMITTED IN SECTION 5.5 OF THE WARRANT AGREEMENT, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL WARRANT CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 5 OF THE WARRANT AGREEMENT.
THIS WARRANT HAS BEEN, AND THE COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “COMMON STOCK,” AND TOGETHER WITH THIS WARRANT, THE “SECURITIES”) WILL BE, ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”). THE SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE, THEN THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS WARRANT AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE COMMON STOCK REPRESENTED BY THIS WARRANT.
THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS ON EXERCISE, TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER SIMILAR TRANSFER AS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE COMPANY AND A WARRANT
A-1-1

AGREEMENT AMONG THE COMPANY AND THE WARRANT AGENT, AS EACH MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.
No registration or transfer of the securities issuable pursuant to the exercise of the Warrant will be recorded on the books of the Company until such provisions have been complied with.
To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.
A-1-2

CUSIP No. 909218125
ISIN No. US9092181257
WARRANTS TO PURCHASE
SHARES OF COMMON STOCK
UNIT CORPORATION
GLOBAL WARRANT TO PURCHASE COMMON STOCK
VOID AFTER THE DATES AND TIMES SET FORTH IN THE WARRANT AGREEMENT
This Global Warrant Certificate (“Warrant Certificate”) certifies that Cede & Co., or its registered assigns is the registered holder of [●] Warrants (the “Warrants”) of Unit Corporation, a Delaware corporation (the “Company”), to purchase shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company. The Warrants may be exercised commencing upon the Exercise Commencement Date (as defined in the Warrant Agreement) and will expire on the earlier of (i) 5:00 p.m., New York City time, September 3, 2027, (ii) the consummation of a liquidation, dissolution or winding up of the Company, and (iii) the consummation of any Liquidity Event (the earliest of the events described in clauses (i) through (iii) being referred to as the “Expiration Date”), and each Warrant entitles the holder to purchase from the Company one fully paid and non-assessable Share (subject to adjustment pursuant to the Warrant Agreement (as defined on the reverse hereof)) at the Exercise Price (as determined pursuant to the Warrant Agreement), payable to the Company by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than 5:00 p.m., New York City time, on the business day immediately prior to the settlement date, which settlement date is three Business Days after a Warrant Exercise Notice is delivered (the “Settlement Date”). The initial Exercise Price shall be determined by the Company promptly after the final resolution of the Disputed Claims.
In lieu of paying the Exercise Price as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, the Warrants shall entitle the holder thereof, at the election of such holder, to surrender the Warrants in exchange for a number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the excess of the Fair Market Value (as defined in the Warrant Agreement) over the Exercise Price by (ii) the Fair Market Value; provided that if the foregoing calculation results in zero or a negative number, then no shares of Common Stock shall be issuable upon a cashless exercise.
The Exercise Price and the number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement, which adjustments shall be reflected on the “Schedule of Increases or Decreases in Global Warrant Certificate” attached hereto.
A-1-3

To the extent that any provision hereof conflicts with any provision of the Warrant Agreement, the provision in the Warrant Agreement shall control.
Warrants may only be exercised during the Exercise Period.
After the Expiration Date, the Warrants will become wholly void and of no value.
No Rights as Stockholder. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, to exercise any preemptive rights, to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.
REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.
This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.
IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated:

UNIT CORPORATION

By:
Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name:
Title:
A-1-4

FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE
UNIT CORPORATION
The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of September 3, 2020 (the “Warrant Agreement”), duly executed and delivered by the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (collectively the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be inspected at the Warrant Agent’s office and is available upon written request addressed to the Company. All capitalized terms used on the face of this Warrant Certificate but not defined herein and are defined in the Warrant Agreement shall have the meanings assigned to them therein.
Warrants may be exercised to purchase Common Stock from the Company from the Exercise Commencement Date through the Expiration Date at the Exercise Price, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the holder of the Warrants evidenced by this Warrant Certificate may exercise such Warrants by:
(i)providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrants to the Company and the Warrant Agent at the addresses set forth in the Warrant Agreement, by hand or by facsimile, no later than the Expiration Date, which Warrant Exercise Notice shall substantially be in the form of an election to purchase shares of Common Stock set forth herein, properly completed and executed by the holder;
(ii)delivering no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date, the Warrants to the Warrant Agent (by book-entry transfer through the facilities of the Depository); and
(iii)paying the Exercise Price, together with any applicable taxes and governmental charges.
In lieu of paying the Exercise Price as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, the Warrants shall entitle the holder thereof, at the election of such holder, to surrender the Warrants in exchange for a number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the excess of Fair Market Value (as defined in the Warrant Agreement) over the Exercise Price by (ii) the Fair Market Value; provided that if the foregoing calculation results in zero or a negative number, then no shares of Common Stock shall be issuable upon a cashless exercise.
In the event that upon any exercise of the Warrants evidenced hereby the number of shares of Common Stock actually purchased shall be less than the total number of shares of Common
A-1-5

Stock purchasable upon exercise of the Warrants evidenced hereby, there shall be issued to the holder hereof, or such holder’s assignee, a new Warrant Certificate evidencing Warrants to purchase the shares of Common Stock not so purchased or appropriate adjustment shall be made in the “Schedule of Increases or Decreases in Global Warrant Certificate” annexed hereto. No adjustment shall be made for any cash dividends on any shares of Common Stock issuable upon exercise of Warrants. After the Expiration Date, unexercised Warrants shall become wholly void and of no value.
The Company shall not be required to issue fractional shares of Common Stock or any certificates that evidence fractional Shares.
No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act of 1933, as amended, or applicable state securities laws.
The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
[Balance of page intentionally remains blank]
A-1-6

[TO BE ATTACHED TO GLOBAL WARRANT CERTIFICATE]
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL WARRANT CERTIFICATE
The following increases or decreases in this Global Warrant have been made:

Date	Amount of decrease in the number of Warrants represented by this Global Warrant	Amount of increase in the number of Warrants represented by this Global Warrant	Number of Warrants represented by this Global Warrant following such decrease or increase	Amount of decrease in the number of shares issuable upon exercise of the Warrants represented by this Global Warrant	Amount of increase in number of shares issuable upon exercise of the Warrants represented by this Global Warrant	Number of shares issuable upon exercise of the Warrants represented by this Global Warrant following such decrease or increase	Signature of authorized officer of the Warrant Agent
[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]
A-1-7

EXHIBIT A-2
FORM OF ELECTION TO EXERCISE WARRANT FOR
WARRANT HOLDERS HOLDING WARRANTS
THROUGH THE DEPOSITORY TRUST COMPANY
TO BE COMPLETED BY DIRECT PARTICIPANT
IN THE DEPOSITORY TRUST COMPANY
UNIT CORPORATION
Warrants to Purchase ___________ Shares of Common Stock
(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)
The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase shares of Common Stock of Unit Corporation (the “Company”) held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to purchase ___________ newly issued shares of Common Stock of the Company at the initial exercise price of $[●] per share (the “Exercise Price”).
Please check below if this exercise is contingent upon a Liquidity Event in accordance with Section 3.3.2 of the Warrant Agreement.
☐ This exercise is being made in connection with a Liquidity Event; provided, that in the event that such transaction shall not be consummated, then this exercise shall be deemed revoked.
The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $___________ by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a cashless exercise (as described below), no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.
☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise the Warrants by surrendering the Warrants in exchange for a number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the excess of Fair Market Value (as defined in the Warrant Agreement) over the Exercise Price by (ii) the Fair Market Value; provided that if the foregoing calculation results in zero or a negative number, then no shares of Common Stock shall be issuable upon a cashless exercise.
The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock
A-2-1

are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee, to the account of the participant specified herein.

Dated:
A-2-2

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

A-2-3

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:
NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS BEING EXERCISED (ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:
(PLEASE PRINT)

Capacity in which Signing:

Signature Guaranteed:

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

A-2-4

EXHIBIT A-3
FORM OF ELECTION TO EXERCISE WARRANT FOR
WARRANT HOLDERS HOLDING
DIRECT REGISTRATION WARRANTS
TO BE COMPLETED BY REGISTERED HOLDER
UNIT CORPORATION
Warrants to Purchase ___________ Shares of Common Stock
(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)
The undersigned hereby irrevocably elects to exercise the right, represented by Warrants to purchase shares of Common Stock of Unit Corporation (the “Company”), to purchase ___________ newly issued shares of Common Stock of the Company at the initial Exercise Price of $[●] per share.
Please check below if this exercise is contingent upon a Liquidity Event in accordance with Section 3.3.2 of the Warrant Agreement.
☐ This exercise is being made in connection with a Liquidity Event; provided, that in the event that such transaction shall not be consummated, then this exercise shall be deemed revoked.
The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $___________ by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a cashless exercise (as described below), no later than 5:00 p.m., New York City time, on the Business Day immediately prior to the Settlement Date.
☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise Warrants by surrendering the Warrants in exchange for a number of shares of Common Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the Fair Market Value less the Exercise Price by (ii) the Fair Market Value.
The undersigned requests that the shares of Common Stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of Common Stock are evidenced by global securities, the shares of Common Stock shall be registered in the name of the Depository or its nominee, to the account of the participant specified herein.
A-3-1

Dated:
A-3-2

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.:

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANT HOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.:

A-3-3

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:
NAME:
(PLEASE PRINT)

ADDRESS:

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS BEING EXERCISED (ONLY ONE EXERCISE PER WARRANT EXERCISE NOTICE):

Signature:

Name:
(PLEASE PRINT)

Capacity in which Signing:

Signature Guaranteed:

BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.
A-3-4

EXHIBIT B
FORM OF ASSIGNMENT
(TO BE EXECUTED BY THE REGISTERED HOLDER
IF SUCH HOLDER DESIRES TO TRANSFER A WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

Warrants to purchase shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint attorney, to transfer such Warrants on the books of the Warrant Agent, with full power of substitution.

Signature

Date

Social Security or Other Taxpayer Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.
B-1